Exhibit  99.2
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Glen Manor Resources Inc. on Form 10-QSB for the period ending January 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jerrold Burden, Chief Executive Officer, Chief Financial Officer, President and Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                       /s/  "Jerrold Burden"
                                     ------------------------
                                             Jerrold Burden
                                        Chief  Executive  Officer,
                                         President  and  Director

Date: March 4, 2004